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                                                            EXHIBIT 10(d)

                                  CONSENT OF COUNSEL

We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus constituting a part of this Amendment No. 1 to the Registration Statement on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940.






                        CHADBOURNE & PARKE LLP


New York, New York
November 22, 1996